UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

reAlpha Tech Corp.
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REALPHA TECH CORP. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on December 13, 2024 at 9:00 a.m. Eastern Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at: https://web.viewproxy.com/AIRE/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 5, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of reAlpha Tech Corp.: The 2024 Annual Meeting of Stockholders of reAlpha Tech Corp. will be held virtually on December 13, 2024 at 9:00 a.m., Eastern Time. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://web.viewproxy.com/AIRE/2024 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Eastern Time on December 10, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attend the Annual Meeting?” and “How do I vote?” in the Questions and Answers about the Annual Meeting section of the Proxy Statement. Voting Items Proposal 1. The election of five members to our board of directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified. NOMINEES: (1) Giri Devanur; (2) Dimitrios Angelis; (3) Brian Cole; (4) Monaz Karkaria; (5) Balaji Swaminathan Proposal 2. The ratification of the appointment of GBQ Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: Such other business that may properly come before the meeting. The Board of Directors recommends you vote FOR each of the listed nominees in Proposal 1 and FOR Proposal 2. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Materials for this annual meeting and future meetings may be requested by one of the following methods: By logging on to https://web.viewproxy.com/AIRE/2024. Have the 11-digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE By e-mail at: requests@viewproxy.com * If requesting materials by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting materials. You must use the 11-digit control number located in the box below. VIRTUAL CONTROL NO. INTERNET TELEPHONE E-MAIL

REALPHA TECH CORP. 6515 Longshore Loop, Suite 100 Dublin, OH 43017 The following proxy materials are available to you to review at: https://web.viewproxy.com/AIRE/2024 2023 Annual Report to Stockholders Notice and Proxy Statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Internet and telephone voting is available through 11:59 p.m. Eastern Time on December 12, 2024. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone, please call 1-877-777-2857 toll free or By logging on to: https://web.viewproxy.com/AIRE/2024 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.